Exhibit 10.1

RELEASE OF CLAIMS AND SETTLEMENT AGREEMENT

WHEREAS, Plaintiff, National Forms and Systems Group, Inc., (“Plaintiff”), initiated a lawsuit against Timothy V. Ross, Todd Ross and Champion Industries, Inc. (“Defendants”), in the Circuit Court of the First Judicial District of Hinds County, Mississippi, in Cause No. 251-00-942-CIV;
WHEREAS, Timothy V. Ross (“Defendant/Counter-Plaintiff”) filed a counterclaim against National Forms and Systems Group, Inc. and Mickey McCardle (“Counter-Defendants”) in Cause No. 251-00-942-CIV; and
WHEREAS, the parties desire to resolve their differences and cease the litigation in Cause No. 251-00-942-CIV, and mutually release each other;
NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed as follows:
1. Plaintiff hereby:

A.
Agrees to the entry of a Stipulation of Dismissal as to the Defendants in the Circuit Court of the First Judicial District of Hinds County, Mississippi, Cause No. 251-00-942-CIV, in which it is the plaintiff, and Timothy V. Ross, Todd Ross and Champion Industries, Inc. are Defendants;

B.
Releases, acquits and forever discharges the Defendants, and their officers, agents, servants, successors, employees, past employees, attorneys, insurers, and liability plans from any and all claims, actions, causes of action, rights, demands, debts, damages, (specifically including, but not limited to punitive damages) or accounting of whatever nature, whether known or unknown, arising prior to the date of this Agreement, including, but not limited to, any damages, claims or penalties to which Plaintiff claims it may have been entitled under federal, state or local law, whether common law or statutory, or the United States Constitution, or the Mississippi Constitution, relating to or arising from the facts giving rise to the aforesaid cause of action. Plaintiff, its heirs and assigns and successors, further agrees to release and relinquish any and all claims plaintiff has or may have had in the past under federal, state or local law, whether common law or statutory, or constitutions dealing with any actions taken by any employee or agent of Timothy V. Ross, Todd Ross and Champion Industries, Inc., in connection with the events which form the subject matter of Cause No. 251-00-942-CIV; and

C.
Agrees that it and its attorneys relinquish any and all rights it may have for any costs and attorney’s fees from the Defendants in any manner associated with Cause No. 251-00-942-CIV, except as provided in Paragraph 2 of this Agreement.

2. In consideration of the release of all claims, and the agreements set forth in Paragraph 1 above, the Defendants hereby:
A.	Agree to pay unto the Plaintiff the sum of Four Hundred Forty Thousand Dollars ($440,000.00);

B.
Agree to waive all costs imposed by the Court on the Defendants as a result of the appeal of this matter and which amounts to Sixty Thousand Two Hundred Seventy-Six and 10/100 Dollars ($60,276.10), and further agree to inform the Clerk of the Court that the cost judgment of Sixty Thousand Two Hundred Seventy-Six and 10/100 Dollars ($60,276.10) has been satisfied; and

C.
Agree that the terms set forth in 2(A) and (B) above represent the full and complete monetary settlement of all claims, including attorneys’ fees and costs incurred by the Plaintiff, in Cause No. 251-00-942-CIV.

3. In further consideration of the release of all claims, and the agreements set forth in Paragraphs 1 and 2 above, the Defendant/Counter-Plaintiff, Timothy V. Ross, hereby:
Agrees to release, acquit and forever discharge the Counter-Defendants, and their officers, agents, servants, successors, employees, attorneys, past employees, insurers, and liability plans from any and all claims, actions, causes of action, rights, demands, deaths, damages, (specifically including, but not limited to punitive damages) or accounting of whatever nature, whether known or unknown, arising prior to the date of this Agreement, including, but not limited to, any damages, claims or penalties to which Defendant/Counter-Plaintiff claims he may have been entitled under federal, state or local law, whether common law or statutory, or the Mississippi Constitution, relating to or arising from the facts giving rise to the aforesaid cause of action. Defendant/Counter-Plaintiff, his heirs and assigns, further agrees to release and relinquish any and all claims he has or may have had in the past under federal, state or local law, whether common law or statutory, dealing with any actions taken by any employee or agent of National Forms and Systems Group, Inc. and Mickey McCardle, in his individual and official capacity, in connection with the events which form the subject matter of Cause No. 251-00-942-CIV.

4. As further consideration of the mutual agreement of Defendants and to ensure the resolution of any potential claims relating to this matter, Mickey McCardle hereby:
Agrees to release, acquit and forever discharge the Defendants, and their officers, agents, servants, successors, employees, attorneys, past employees, insurers, and liability plans from any and all claims, actions, causes of action, rights, demands, deaths, damages, (specifically including, but not limited to punitive damages) or accounting of whatever nature, whether known or unknown, arising prior to the date of this Agreement, including, but not limited to, any damages, claims or penalties to which Mickey McCardle possibly could have brought under federal, state or local law, whether common law or statutory, or the Mississippi Constitution, relating to or arising from the facts giving rise to the aforesaid cause of action. Mickey McCardle, his heirs and assigns, further agrees to release and relinquish any and all claims he has or may have had in the past under federal, state or local law, whether common law or statutory, dealing with any actions taken by any employee or agent of Champion Industries, Inc., or Timothy Ross or Todd Ross, in either their individual and/or official capacity, in connection with the events which form the subject matter of Cause No. 251-00-942-CIV.

5. As further consideration of the mutual agreement of Plaintiff and Mickey McCardle and to ensure the resolution of any potential claims relating to this matter, Champion Industries, Inc. and Todd Ross hereby:
Agree to release, acquit and forever discharge the Plaintiff and Mickey McCardle, and their officers, agents, servants, successors, employees, attorneys, past employees, insurers, and liability plans from any and all claims, actions, causes of action, rights, demands, deaths, damages, (specifically including, but not limited to punitive damages) or accounting of whatever nature, whether known or unknown, arising prior to the date of this Agreement, including, but not limited to, any damages, claims or penalties to which Champion Industries, Inc. or Todd Ross possibly could have brought under federal, state or local law, whether common law or statutory, or the Mississippi Constitution, relating to or arising from the facts giving rise to the aforesaid cause of action. Champion Industries, Inc. and Todd Ross and their heirs and assigns, further agree to release and relinquish any and all claims they have or may have had in the past under federal, state or local law, whether common law or statutory, dealing with any actions taken by any employee or agent of Plaintiff or Mickey McCardle, in either their individual and/or official capacity, in connection with the events which form the subject matter of Cause No. 251-00-942-CIV.

6. Defendants have denied, and continue to deny, any liability whatsoever regarding the allegations and claims of the Plaintiff in Cause No. 251-00-942-CIV, and it is understood by all parties that the entry into this Agreement does not constitute, nor shall it be construed as, an admission by the Defendants of any violation whatsoever of any of the Plaintiff’s rights secured by any local, state or federal laws. Furthermore, Counter-Defendants have denied, and continue to deny, any liability whatsoever regarding the allegations and claims of the Defendant/Counter-Plaintiff in Cause No. 251-00-942-CIV, and it is understood by all parties that the entry into this Agreement does not constitute, nor shall it be construed as, an admission by the Counter-Defendants of any violation whatsoever of any of the Defendant/Counter-Plaintiff’s rights secured by any local, state or federal laws.
7. Plaintiff represents and agrees that it has not heretofore assigned or transferred, or purported to have assigned or transferred to any person, any claim or portion thereof or interest therein, and agrees to indemnify, defend, and hold harmless the Defendants against any and all claims based on, arising out of, or in connection with any such transfer or assignment, or purported transfer or assignment of any claims or any portion thereof or interest therein.
8. If at any time after the execution of this Agreement, it is established that Plaintiff, Defendants or Counter-Defendants violated its terms, any party shall have the right to seek appropriate relief including, but not limited to, a permanent injunction restraining any other party from further violations, recovery of the amount of consideration paid, damages and costs including reasonable attorneys' fees. It is hereby agreed that any actions necessary to enforce the terms of this Agreement will be exclusively against the party alleged to have violated the Agreement.

9. In the event of any dispute arising under this Agreement, it is agreed that Mississippi law, where applicable, will control the interpretation, validity, enforceability and effect of this Agreement without regard to the place of execution or the place of performance.
10. The parties acknowledge that before signing this Release of Claims and Settlement Agreement, they have read it, have had the benefit of counsel, and advice from their own attorneys, and fully understand its terms, content, and effect. No party has acted upon any promise, representation, assumption or understanding which is not expressed in this Agreement's written terms.
11. This Agreement represents the parties' entire Agreement and this Agreement cancels and supersedes any and all previous written or oral agreements, representations, assumptions or understandings between them.
IN WITNESS WHEREOF, the parties have executed this Release of Claims and Settlement Agreement on this the 6th day of May, 2005.

/s/ Mickey McCardle	/s/ Marshall T. Reynolds
NATIONAL FORMS AND	CHAMPION INDUSTRIES, INC.,
SYSTEMS GROUP, INC., by	by Marshall T. Reynolds, Chairman of the
Mickey McCardle, President	Board and CEO

5/06/05	4/30/05
DATE	DATE

/s/ Mickey McCardle	/s/ Timothy V. Ross
MICKEY MCCARDLE	TIMOTHY V. ROSS

5/06/05	5/04/05
DATE	DATE

/s/ Todd Ross
TODD ROSS

5/03/05
DATE

STATE OF MISSISSIPPI
COUNTY OF HINDS

Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, Mickey McCardle, who, being fully duly sworn, signed, executed and delivered the foregoing Release of Claims and Settlement Agreement on the date set forth herein.

Sworn to and Subscribed before me, this the 6th day of May, 2005.

/s/ Gina McGraw
Notary Public

My Commission Expires:  April 13, 2008

STATE OF MISSISSIPPI
COUNTY OF HINDS

Personally appeared before me, the undersigned authority in and for the jurisdiction aforesaid, Mickey McCardle, the President of National Forms and Systems Group, Inc., a Mississippi corporation, who by me first duly sworn according to law stated on oath that he, as the act and deed of said corporation, and after having been duly authorized so to do, acknowledged receipt of the sum of $440.000 in consideration for execution of this document and other valuable consideration, signed and delivered the above and foregoing Release of Claims and Settlement Agreement on the set forth herein.

Sworn to and Subscribed before me on this the 6th day of May, 2005.

/s/ Gina McGraw
Notary Public

My Commission Expires:  April 13, 2008

STATE OF MISSISSIPPI
COUNTY OF HINDS

Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, Tim Ross, who, being fully duly sworn, signed, executed and delivered the foregoing Release of Claims and Settlement Agreement on the date set forth herein.

Sworn to and Subscribed before me on this the 4th day of May, 2005.

/s/ Dru E. Thomas
Notary Public

My Commission Expires:  September 16, 2006

STATE OF MISSISSIPPI
COUNTY OF HINDS

Personally appeared before me, the undersigned authority in and for the aforesaid jurisdiction, Todd Ross, who, being fully duly sworn, signed, executed and delivered the foregoing Release of Claims and Settlement Agreement on the date set forth herein.

Sworn to and Subscribed before me on this the 3rd day of May, 2005.

/s/ Dru E. Thomas
Notary Public

My Commission Expires:  September 16, 2006

STATE OF WEST VIRGINIA
COUNTY OF CABELL

Personally appeared before me, the undersigned authority in and for the jurisdiction aforesaid, Marshall T. Reynolds, the Chairman of the Board and CEO of Champion Industries, Inc., a West Virginia corporation, who by me first duly sworn according to law stated on oath that he, as the act and deed of said corporation, and after having been duly authorized so to do, signed and delivered the above and foregoing Release of Claims and Settlement Agreement on the date set forth herein.

Sworn to and Subscribed before me on this the 30th day of April, 2005

/s/ Walter Sansom
Notary Public

My Commission Expires:  October 10, 2010